LORD ABBETT SECURITIES TRUST

Lord Abbett Global Equity Fund

Supplement dated April 1, 2022 to the

Summary Prospectus and Prospectus, each dated March 1, 2022

This supplement updates certain information contained in Lord Abbett Global Equity Fund’s (the “Fund”) summary prospectus and prospectus. Please review this important information carefully.

On March 31, 2022, the Board of Trustees of Lord Abbett Securities Trust approved, effective June 17, 2022, the following changes:

The third sentence of the first paragraph under the section titled “Principal Investment Strategies” in the Fund’s summary prospectus and prospectus will be replaced with the following:

Under normal conditions, the Fund invests a percentage of its net assets in securities of non-U.S. companies equal to at least the lesser of 40% or the percentage of non-U.S. companies in the index designated by the Fund as its benchmark less 15%, provided that the Fund will invest at least 20% of its net assets in securities of non-U.S. companies.

The first sentence of the third paragraph under the section titled “Principal Investment Strategies” in the Fund’s summary prospectus and prospectus will be replaced with the following:

The Fund invests in foreign companies and U.S. companies. The Fund will deem an issuer to be a foreign company or economically tied to a non-U.S. country by looking at a number of factors, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Foreign company securities include American Depositary Receipts (“ADRs”) and other similar depositary receipts.

The first sentence of the second paragraph of information relating to the Fund under the section titled “More Information About the Funds–Principal Investment Strategies” in the Fund’s prospectus will be replaced with the following:

Under normal conditions, the Fund invests a percentage of its net assets in securities of non-U.S. companies equal to at least the lesser of 40% or the percentage of non-U.S. companies in the index designated by the Fund as its benchmark less 15%, provided that the Fund will invest at least 20% of its net assets in securities of non-U.S. companies.

The first sentence of the fourth paragraph of information relating to the Fund under the section titled “More Information About the Funds–Principal Investment Strategies” in the Fund’s prospectus will be replaced with the following:

The Fund invests in foreign companies and U.S. companies. The Fund will deem an issuer to be a foreign company or economically tied to a non-U.S. country by looking at a number of factors, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Please retain this document for your future reference.